Securities and Exchange Commission
                             Washington, D.C. 20549



                             ______________________

                                    Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ______________________



       Date of Report (date of earliest event reported): November 19, 2002

                                 Decorize, Inc.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Delaware                       001-31260                  43-1931810
-----------------------       ------------------------     -------------------
(State of Incorporation)      (Commission File Number)        (IRS employer
                                                           identification no.)


                  1938 East Phelps, Springfield, Missouri 65802
                  ---------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (417) 879-3326

                                                               Page 1 of 4 pages
                                                        Exhibit Index on page 4.

Item 5.  Other Events.

         In December 2002, Decorize, Inc., a Delaware corporation (the "Company"), completed a private placement of 785,714 shares of its common stock, par value $.001 per share, and warrants to acquire an additional 785,714 shares of common stock at an initial exercise price of $2.80 per share. Each purchaser received a warrant for one share of common stock for each share of common stock it purchased in the private placement. The private placement was competed in two separate closings on November 19, 2002 and December 2, 2002. The aggregate purchase price for the common stock and the warrants was $1,100,000, based on a price per share equal to $1.40. The proceeds from the private placement will be used by the Company for working capital.

         As an expense of this private offering, the Company issued 17,857 shares of common stock to the lead broker acting on the Company's behalf in such placement, and an additional set of warrants for an aggregate of 171,428 shares of common stock, with 42,857 shares exercisable at $1.40 per share,42,857 shares exercisable at $2.80 per share, 42,857 shares exercisable at $1.68 per share and 42,857 shares exercisable at $3.36 per share.

         The common stock and the warrants were issued under Securities Purchase Agreements (the "Purchase Agreements"), between the Company and each of the purchasers listed on the signature pages to the Purchase Agreements (the "Purchasers"). The warrants issued to the Purchasers may be exercised at any time on or before the third anniversary of the warrant date. The exercise price of the warrants is subject to adjustment if the Company subdivides its outstanding shares into a smaller number of shares, in which case the exercise price will be decreased, or if the Company combines its shares into a smaller number of shares, in which case the exercise price will be increased. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock, or in case of any consolidation, merger or other business combination or in case of any sale of all or substantially all of the assets of the Company, the Company shall cause effective provisions to be made so that the exercise price of the warrants is adjusted accordingly.

         In connection with the private placement, the Company granted the Purchasers and the broker certain rights to require the Company to register the resale of the common stock issued, or to be issued upon exercise of the warrants, under the Securities Act of 1933, as amended (the "Act"). If a registration is made, the Company is obligated to keep the registration statement effective until the date on which all registrable securities thereunder have been sold. However, the Company's obligation to register any registrable securities terminates at the time that such registrable securities may be sold immediately to the public, without volume limitations, pursuant to Rule 144(k) under the Act. The Company's Board of Directors also has the right to delay any requested registration if it determines in good faith that the registration would be seriously detrimental to the Company or if the Company has filed, or intends to file within 60 days, a Company-initiated registration of its common stock.

Item 7.  Financial Statements and Exhibits.

         (C)      Exhibits.

                  4.1 Form of Securities Purchase Agreement, dated as of November 18, 2002, between Decorize, Inc. and the Purchaser set forth on the signature page thereto, together with Exhibits.

                  4.2 Form of Securities Purchase Agreement, dated as of December 2, 2002, between Decorize, Inc. and the Purchasers set forth on the signature page thereto, together with Exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DECORIZE, INC.



Date: December 6, 2002                        By:  /s/ Alex Budzinsky
                                                  -----------------------------
                                              Name:  Alex Budzinsky
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                  Exhibit Index

         4.1 Form of Securities Purchase Agreement, dated as of November 18, 2002, between Decorize, Inc. and the Purchaser set forth on the signature page thereto, together with Exhibits.

         4.2 Form of Securities Purchase Agreement, dated as of December 2, 2002, between Decorize, Inc. and the Purchasers aquiring shares of stock on that date, together with Exhibits.